SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

                      [ ] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [X] Definitive Information Statement

                               ACS HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                Payment of Filing Fee (Check the appropriate box)

                              [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                           [LOGO OF ACS HOLDING, INC.]

                               ACS HOLDINGS, INC.
                              7658 Municipal Drive
                             Orlando, Florida 32819

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about September 20, 2004 to the holders of record as of the close of business on September 10, 2004 of the common stock of ACS Holdings, Inc. ("ACS Holdings").

ACS Holdings's Board of Directors has approved, and a total of 3 stockholders owning 70,084,660 shares of the 122,617,576 shares of common stock outstanding as of September 10, 2004, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Law and ACS Holdings's Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of ACS Holdings for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

GENERAL

ACS Holdings will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ACS Holdings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ACS Holdings's common stock.

ACS Holdings will only deliver one Information Statement to multiple security holders sharing an address unless ACS Holdings has received contrary instructions from one or more of the security holders. Upon written or oral request, ACS Holdings will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: ACS Holdings, Inc., 7658 Municipal Drive, Orlando, Florida 32819, Attn: Walter H. Roder, President. Mr. Roder may also be reach by telephone at (407) 226-6866

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to ACS Holdings's Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of ACS Holdings's outstanding capital stock is required to effect the action described herein. ACS Holdings's Articles of Incorporation does not authorize cumulative voting. As of the record date, ACS Holdings had 122,617,576 voting shares of common stock issued and outstanding of which 61,308,789 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 3 current stockholders of ACS Holdings, are collectively the record and beneficial owners of 70,084,660 shares, which represents 55.8% of the issued and outstanding shares of ACS Holdings's common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated September 10, 2004, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with ACS Holdings, and their beneficial holdings are as follows:

          Name                  Beneficial Holder and Affiliation                  Shares Beneficially Held       Percentage
          ----                  ---------------------------------                  ------------------------       ----------
                                Controlled and beneficially held by
                                Walter H. Roder, President, Chief
Rodering Inc. Profit Sharing    Executive Officer, Secretary and
Plan & Trust                    director                                                    27,709,419               22%

                                Controlled by and beneficially held
                                Walter H. Roder, President, Chief
Roder Revocable Living Trust    Executive Officer, Secretary and
                                director                                                    36,005,269             28.8%

                                Controlled and beneficially held by
                                Walter H. Roder, President, Chief
                                Executive Officer, Secretary and
Rodering Incorporated           director                                                     6,369,972                5%


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 10, 2004, certain information regarding the ownership of ACS Holdings's capital stock by each director and executive officer of ACS Holdings, each person who is known to ACS Holdings to be a beneficial owner of more than 5% of any class of ACS Holdings's voting stock, and by all officers and directors of ACS Holdings as a group. Unless otherwise indicated below, to ACS Holding's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of September 10, 2004 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 122,617,576 shares issued and outstanding on a fully diluted basis, as of September 10, 2004.

                                                                 AMOUNT AND
                                                                 NATURE OF
                                                                 BENEFICIAL        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNERSHIP         CLASS (1)
------------------------------------                             ----------        ----------
Walter H. Roder II (2)
(President, Chief Executive Officer, Secretary and director)
7658 Municipal Drive
Orlando, Florida 32819                                            70,084,660         55.8%

David A. Eison
(Senior Vice President, Treasurer and director)
7658 Municipal Drive
Orlando, Florida 32819                                             4,422,265          3.5%

All officer and directors as a group (2 persons)                  74,506,925         59.6%

(1) This table is based on 122,617,576 shares of common stock issued and outstanding on September 10, 2004.

(2) Mr. Roder's beneficial ownership is held through his direct interests in Rodering Inc. Profit Sharing Plan & Trust, which holds 27,709,419 shares of common stock, Roder Revocable Living Trust, which holds 36,005269, and Rodering Incorporated, which holds 6,369,972 shares of common stock.


                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to our highest paid officers and directors for our fiscal year ended December 31, 2003. No other compensation was paid to any such officer or directors other than the cash compensation set forth below.

------------------------------------------------------------------------------------------------
                            Annual Compensation                 Long-Term Compensation
                          ------------------------   -------------------------------------------
                                                            Awards                  Pay-Outs
                                                     ----------------------    -----------------
                                           Other                 Securities              All
                                           Annual    Restricted  Under-                 Other
Name and                                   Compen-   Stock       lying                  Compen-
Principal                  Salary  Bonus   sation    Award(s)    Options/      LTIP     sation
Position          Year     ($)     ($)      ($)        ($)       SARs (#)      Payouts   ($)
------------------------------------------------------------------------------------------------
Roland Becker(1)  2003     -0-      -0-     -0-        -0-        -0-           -0-      -0-
                  2002     -0-      -0-     -0-        -0-        -0-           -0-      -0-
                  2001     -0-      -0-     -0-        -0-        -0-           -0-      -0-

(1) Mr. Becker resigned as Chief Executive Officer, President, Secretary, Treasurer on May 27, 2004 and resigned as director on June 14, 2004


CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of ACS Holdings which may result in a change in control of ACS Holdings.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of ACS Holdings's Board of Directors (the "Board") and the written consent of the consenting stockholders:

                                    ACTION 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
           TO INCREASE THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK

The Board and the consenting stockholders unanimously adopted and approved an amendment to ACS Holdings's Articles of Incorporation to increase the number of shares of authorized common stock from 125,000,000 to 2,400,000,000 and to increase the number of shares of preferred stock from 125,000,000 to 600,000,000. The par value of each such common stock and each such preferred stock shall be $0.001 per share. Such amendment is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Exhibit A.

Currently, ACS Holdings has 125,000,000 shares of common stock authorized, of which 122,617,576 are issued and outstanding as of the record date, and 100,000,000 shares of preferred stock authorized, of which zero (0) shares are issued and outstanding as of the record date.

The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Nevada, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment"). Under federal securities laws, ACS Holdings cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement. Once ACS Holdings files the Certificate of Amendment, ACS Holdings will have 2,400,000,000 shares of authorized shares of common stock, of which 2,277,382,424 will be available for issuance, and 600,000,000 shares of authorized preferred stock, all 600,000,000 shares of which will be available for issuance.

The Board believes that it is advisable and in the best interests of ACS Holdings to have available additional authorized but unissued shares of common stock and preferred stock in an amount adequate to provide for ACS Holdings's future needs. The unissued shares of common stock and preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. The Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special meeting of the stockholders or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that ACS Holdings may have the requisite number of voting shares to consummate the transaction. ACS Holdings has no present commitments for the issuance or use of the proposed additional shares of preferred stock. However, the Board believes that if an increase in the authorized number of shares of preferred stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of ACS Holdings's stockholders at that time could significantly impair its ability to meet financing requirements or other objectives.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of ACS Holdings in effect on the date of this Information Statement. However, ACS Holdings stockholders should note that the availability of additional authorized and unissued shares of preferred stock could make any attempt to gain control of ACS Holdings or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. ACS Holdings is not aware of any proposed attempt to take over ACS Holdings or of any attempt to acquire a large block of ACS Holdings's stock. ACS Holdings has no present intention to use the increased authorized preferred stock for anti-takeover purposes.

                      ADDITIONAL AND AVAILABLE INFORMATION

ACS Holdings is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C.

20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

ACS Holdings's Annual Report on Form 10-KSB for the year ended December 31, 2003, Current Report on Form 8-KA, filed with the SEC on September 7, 2004, Current Report on Form 8-K, filed with the SEC on May 11, 2004 and Quarterly Reports on Form 10-QSB, for the quarters ended March 31, 2004 and June 30, 2004 have been incorporated herein by this reference.

ACS Holdings will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by ACS Holdings pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding ACS Holdings should be addressed to Walter H. Roder II, President, at ACS Holdings's principal executive offices, at: ACS Holdings, Inc., 7658 Municipal Drive, Orlando, Florida 32819, telephone (407) 226-6866.

                                    EXHIBIT A

                           AUTHORIZED SHARE AMENDMENT

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDERS
                                       OF
                               ACS HOLDINGS, INC.
                              a Nevada Corporation

The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding capital stock of ACS Holdings, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.385, 78.207, 78.209, 78.315 and 78.320 of the Nevada
General Corporation Law, and the Bylaws of the Corporation, do hereby adopt the following resolutions by written consent as of September 10, 2004:

                     AMENDMENT TO ARTICLES OF INCORPORATION
       (INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK)

WHEREAS, it is proposed that the Corporation amend its Articles of Incorporation, substantially in the form of Exhibit A attached hereto (the "Certificate of Amendment") to increase the number of authorized shares of its common stock from 125,000,000 to 2,400,000,000 and to increase the number of authorized preferred stock from 100,000,000 to 600,000,000, so that unissued shares of common stock and preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended by changing the Article thereof numbered "3: CAPITAL STOCK" so that, as amended, said Article shall be and read as follows:

"This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 3,000,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 2,400,000,000, par value $0.001 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 600,000,000, par value $0.001 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article 3, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law."

RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission an information statement on Schedule 14C (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

DIRECTORS:


------------------------------
Walter H. Roder II


------------------------------
David A. Eison

STOCKHOLDERS:

RODER REVOCABLE LIVING TRUST


By:
    ------------------------------------
       Name:  Walter H. Roder II
       Title: Trustee

RODER INC. PROFIT SHARING PLAN AND TRUST


By:
    ------------------------------------
       Name:  Walter H. Roder II
       Title: Trustee

RODERING INCORPORATED


By:
    ------------------------------------
       Name:  Walter H. Roder II
       Title: Secretary

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT

                                 STATE of NEVADA
                             CERTIFICATE PURSUANT TO
                                SECTION 78.209 of
                       THE NEVADA GENERAL CORPORATION LAW

ACS HOLDINGS, INC., a corporation organized under and by virtue of the Nevada General Corporation Law (the "Corporation"), pursuant to Sections 78.385, 78.207, 78.209, 78.320 and 78.315 of the Nevada General Corporation Law,

                              DOES HEREBY CERTIFY:

FIRST: On September 10, 2004, the Board of Directors and a majority of the stockholders of this Corporation, acting by written consent in accordance with Sections 78.207, 78.209, 78.320 and 78.315 of the Nevada General Corporation Law, duly adopted resolutions whereby the Articles of Incorporation be amended to increase the authorized number of shares of Common Stock and Preferred Stock (the "Stock Increase").

SECOND: Prior to the Stock Increase, the total current number of shares that the Corporation is authorized to issue is 225,000,000. The total number of shares of common stock that the Corporation is authorized to issue is 125,000,000, par value $0.001 per share. The total number of shares of preferred stock that the Corporation is authorized to issue is 100,000,000, par value $0.001 per share.

THIRD: Upon effectiveness of the Stock Increase, the total current number of shares that the Corporation is authorized to issue is 3,000,000,000. The total number of shares of common stock that the Corporation is authorized to issue after the Stock Increase is 2,400,000,000, par value $0.001 per share. The total number of shares of preferred stock that the Corporation is authorized to issue after the Stock Increase is 600,000,000, par value $0.001 per share.

FOURTH: Stockholder approval for this Preferred Stock Increase was obtained by written consent in accordance with Section 78.320 of the Nevada General Corporation Law.

FIFTH: The change in the number of shares of the Corporation's preferred stock that the Corporation is authorized to issue shall become effective upon filing of this Certificate of Amendment with the Secretary of State of the State of Nevada.

SIXTH: Pursuant to Section 78.207 and in furtherance of the Stock Increase, the Corporation amends Article 3 of its Articles of Incorporation and is restated in its entirety as follows:

"This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 3,000,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 2,400,000,000, par value $0.001 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 600,000,000, par value $0.001 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article 3, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law."

IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by a duly authorized officer this 10th day of September, 2004.

                                            ACS HOLDINGS, INC.



                                            By:
                                                ------------------------------
                                                Name: Walter H. Roder II
                                                Title: President and Secretary